                                                                     EXHIBIT 21


           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                               STATE OF
               NAME OF SUBSIDIARY                           INCORPORATION
               ------------------                           -------------

           Stewart Title of Mobile, Inc. .....................  Alabama
           Stewart Title of Anchorage.........................  Alaska
           Citizens Title & Trust ............................  Arizona
           Stewart Title & Trust of Phoenix, Inc. ............  Arizona
           Stewart Title & Trust of Tucson ...................  Arizona
           Arkansas Closing and Title Company ................  Arkansas
           Arkansas Title Insurance Company ..................  Arkansas
           First Arkansas Title Company.......................  Arkansas
           Garland County Title Company ......................  Arkansas
           Landata of Arkansas ...............................  Arkansas
           McDonald Abstract Company..........................  Arkansas
           Stewart Title of Arkansas .........................  Arkansas
           Airborne Systems, Inc. ............................  California
           API Properties Corp. ..............................  California
           Asset Preservation, Inc. ..........................  California
           GPMD, Inc. ........................................  California
           Granite Bay Holding Corp. .........................  California
           Granite Properties, Inc. ..........................  California
           Landata, Inc. of Los Angeles ......................  California
           Landata, Inc. of the West Coast ...................  California
           Online Documents, Inc. ............................  California
           Stewart Title of California .......................  California
           Stewart Valuations ................................  California
           WTI Properties, Inc. ..............................  California
           Landata, Inc. of the Rocky Mountains ..............  Colorado
           Stewart Title Company of Colorado Springs .........  Colorado
           Stewart Title of Aspen, Inc. ......................  Colorado
           Stewart Title of Denver, Inc. .....................  Colorado
           Stewart Title of Eagle County, Inc. ...............  Colorado
           Stewart Title of Glenwood Springs, Inc. ...........  Colorado
           Stewart Title of Larimer County, Inc. .............  Colorado
           Stewart Title of Pueblo ...........................  Colorado
           Stewart Title of Steamboat Springs ................  Colorado
           Advance Homestead Title, Inc. .....................  Florida
           Bay Title Services, Inc. ..........................  Florida
           Landata Foresight .................................  Florida
           Landata, Inc. of Florida ..........................  Florida
           New Century Title of Orlando ......................  Florida
           New Century Title of Sarasota .....................  Florida
           New Century Title of Tampa ........................  Florida
           Stewart Approved Title, Inc. ......................  Florida
           Stewart Insurance Services, Inc. ..................  Florida
           Stewart River City Title ..........................  Florida
           Stewart Title Company of Sarasota, Inc. ......... .  Florida
           Stewart Title of Clearwater, Inc. .................  Florida
           Stewart Title of Jacksonville, Inc. ...............  Florida
           Stewart Title of Martin County ....................  Florida
           Stewart Title of Northwestern Florida .............  Florida
           Stewart Title of Orange County, Inc. ..............  Florida
           Stewart Title of Pensacola ........................  Florida
           Stewart Title of Pinellas, Inc. ...................  Florida
           Stewart Title of Polk County, Inc. ................  Florida
           Stewart Title of Tallahassee, Inc. ................  Florida
           Stewart Title of Tampa ............................  Florida

                                                                    (continued)

                                                                     EXHIBIT 21
                                                                    (CONTINUED)

           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                              STATE OF
             NAME OF SUBSIDIARY                            INCORPORATION
             ------------------                            -------------

          Stewart Properties of Tampa .......................  Florida
          Blaine County Title, Inc. .........................  Idaho
          Stewart Title Company of Idaho, Inc. ..............  Idaho
          Stewart Title of Canyon County ....................  Idaho
          Stewart Title of North Idaho, Inc. ................  Idaho
          Stewart Title of Pocatello ........................  Idaho
          Information Services of Illinois ..................  Illinois
          Landata, Inc. of Illinois .........................  Illinois
          Stewart Title Company of Illinois .................  Illinois
          Mortgage Services of Indiana ......................  Indiana
          Stewart Title Services of Indiana, Inc. ...........  Indiana
          O'Rourke Title Company ............................  Kansas
          Stewart Title of Louisiana, Inc. ..................  Louisiana
          Cambridge Landata, Incorporated ...................  Maryland
          Stewart Title Company of Maryland .................  Maryland
          Stewart Title of Detroit, Inc. ....................  Michigan
          Stewart Title Company of Minnesota ................  Minnesota
          Stewart Title of the Gulf Coast ...................  Mississippi
          Stewart Title of Mississippi ......................  Mississippi
          Stewart Title, Inc. (Kansas City) .................  Missouri
          Stewart Title of Carson City ......................  Nevada
          Stewart Title of Churchill County .................  Nevada
          Stewart Title of Douglas County ...................  Nevada
          Stewart Title of Nevada ...........................  Nevada
          Stewart Title of Northeastern Nevada ..............  Nevada
          Stewart Title of Northern Nevada ..................  Nevada
          Northeast Land Title ..............................  New Hampshire
          Stewart Title of Bergen County ....................  New Jersey
          Stewart Title of Central Jersey, Inc. .............  New Jersey
          Stewart Title Services of North Jersey, L.L.C......  New Jersey
          Stewart-Princeton Abstract ........................  New Jersey
          Santa Fe Abstract Limited .........................  New Mexico
          Stewart Title Limited .............................  New Mexico
          River City Abstract, L.L.C. .......................  New York
          Stewart Title Insurance Company ...................  New York
          Stewart Title of North Carolina, Inc. .............  North Carolina
          Stewart Title of the Piedmont .....................  North Carolina
          Stewart Title Agency of Columbus, Ltd. L.L.C.. ....  Ohio
          Stewart Title Agency of Ohio, Inc. ................  Ohio
          Landata Research ..................................  Oklahoma
          Stewart Abstract & Title Co. of Oklahoma ..........  Oklahoma
          Stewart Escrow & Title Services of Lawton .........  Oklahoma
          Stewart Title Insurance Company of Oregon .........  Oregon
          Stewart Title of Oregon ...........................  Oregon
          Stewart Title - Newport, LLC ......................  Rhode Island
          Stewart Title of Rhode Island, Inc. ...............  Rhode Island
          Allecon Title, LLC ................................  Texas
          Baca-Landata, Inc. ................................  Texas
          Brazoria County Abstract ..........................  Texas




                                                                    (continued)

                                                                     EXHIBIT 21
                                                                    (CONTINUED)

           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                           STATE OF
           NAME OF SUBSIDIARY                           INCORPORATION
           ------------------                           -------------

       East-West, Inc. ..................................   Texas
       Electronic Closing Services, Inc. ................   Texas
       Fulghum, Inc. ....................................   Texas
       GC Acquisition, Inc. .............................   Texas
       General American Resources .......................   Texas
       Gracy Title Co., L.C. ............................   Texas
       Landata Field Services ...........................   Texas
       Landata Geo Services, Inc. .......................   Texas
       Landata Group, Inc. ..............................   Texas
       Landata of the Midwest ...........................   Texas
       Landata RE-Source, Inc. ..........................   Texas
       Landata Site Services ............................   Texas
       Landata Systems, Inc. ............................   Texas
       Landata Technologies .............................   Texas
       MHI Title Company of Houston, L.C. ...............   Texas
       Mortgage Outsource Services, LLC .................   Texas
       Nacogdoches Abstract & Title .....................   Texas
       Ortem Investments, Inc. ..........................   Texas
       Pacific Title, L.C. ..............................   Texas
       Premier Title, L.C. ..............................   Texas
       Primero, Inc. ....................................   Texas
       Priority Title - Dallas ..........................   Texas
       Priority Title - Houston .........................   Texas
       Southland Information, Inc. ......................   Texas
       Stewart - U.A.M., Inc. ...........................   Texas
       Stewart Information International, Inc. ..........   Texas
       Stewart Investment Services Corporation ..........   Texas
       Stewart Management Information, Inc. .............   Texas
       Stewart Mortgage Information Company .............   Texas
       Stewart Mortgage Processing ......................   Texas
       Stewart National Order Center ....................   Texas
       Stewart Title Austin, Inc. .......................   Texas
       Stewart Title Company ............................   Texas
       Stewart Title Company of Rockport, Inc. ..........   Texas
       Stewart Title Guaranty Company ...................   Texas
       Stewart Title of Corpus Christi ..................   Texas
       Stewart Title of Eagle Pass ......................   Texas
       Stewart Title of Lubbock, Inc. ...................   Texas
       Stewart Title of Montgomery County ...............   Texas
       Stewart Title of North Texas .....................   Texas
       Stewart Title of San Patricio County, Inc. .......   Texas
       Stewart Trust Company ............................   Texas
       Texarkana Title and Abstract, Inc. ...............   Texas
       Landata Inc. of Utah .............................   Utah
       Cedar Run Title & Abstract .......................   Virginia
       Greenbrier Title, LLC ............................   Virginia
       Howell Title, LLC ................................   Virginia
       Land Title Research, Inc. ........................   Virginia
       Potomac Title & Escrow ...........................   Virginia
       Resource Title, LLC ..............................   Virginia




                                                                    (continued)

                                                                     EXHIBIT 21
                                                                    (CONTINUED)

           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                               STATE OF
               NAME OF SUBSIDIARY                           INCORPORATION
               ------------------                           -------------

          Signature & Stewart Settlements, L.C. ............   Virginia
          Stewart Services of Greater Virginia .............   Virginia
          Stewart Title - Shenandoah Valley, L.C. ..........   Virginia
          Stewart Title & Settlement Services, Inc. ........   Virginia
          Stewart Title and Escrow, Inc. ...................   Virginia
          Stewart Title Services of Virginia, L.C. .........   Virginia
          Pacific Northwest Holding Company ................   Washington
          Sheboygan Title Services, Inc. ...................   Wisconsin
          Stewart Title of Gillette, Inc. ..................   Wyoming


                       INTERNATIONAL

          Landata Inc. of Belize ...........................   Belize
          Stewart Costa Rica ...............................   Costa Rica
          Stewart Information Hungary ......................   Hungary
          Stewart Title Guaranty de Mexico, ABC ............   Mexico
          Stewart Data Slovakia ............................   Slovakia
          Stewart Title Great Britain ......................   United Kingdom
          Stewart Title Insurance Company Limited ..........   United Kingdom